UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2017

SONIC AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On April 18, 2017, Sonic Automotive, Inc. (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”).

(b) At the Annual Meeting, the Company’s stockholders (i) elected all nine of the Company’s nominees for director to serve for a term of one year or until their successors are duly elected and qualified; (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; (iii) approved the amendment to the Company’s Amended and Restated Certificate of Incorporation to add trusts to the definition of a Family Controlled Entity; (iv) approved, on an advisory basis, the Company’s named executive officer compensation in fiscal 2016; (v) voted, on an advisory basis, in favor of holding future advisory votes to approve the Company’s named executive officer compensation every year; and (vi) approved the amendment and restatement of the Sonic Automotive, Inc. 2012 Formula Restricted Stock Plan for Non-Employee Directors, to be known as the Sonic Automotive, Inc. 2012 Formula Restricted Stock and Deferral Plan for Non-Employee Directors (the “2012 Formula Plan”). The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 6, 2017.

Final voting results on each proposal submitted to the Company’s stockholders at the Annual Meeting are as follows:

1.	Election of directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
O. Bruton Smith	147,129,934	1,428,374	6,586	2,695,963
B. Scott Smith	148,038,209	520,099	6,586	2,695,963
David Bruton Smith	147,367,087	1,191,221	6,586	2,695,963
William I. Belk	147,507,122	1,051,397	6,375	2,695,963
William R. Brooks	147,006,243	1,552,277	6,374	2,695,963
Victor H. Doolan	146,711,538	1,846,982	6,374	2,695,963
John W. Harris III	147,892,198	666,322	6,374	2,695,963
Robert Heller	146,319,675	2,238,845	6,374	2,695,963
R. Eugene Taylor	147,888,650	669,870	6,374	2,695,963

2.	Ratification of the appointment of KPMG LLP:

Votes For	Votes Against	Abstentions	Broker Non-Votes
151,238,910	16,783	5,164	0

3.	Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to add trusts to the definition of a Family Controlled Entity:

Votes For	Votes Against	Abstentions	Broker Non-Votes
135,221,747	13,333,928	9,219	2,695,963

4.	Advisory vote to approve the Company’s named executive officer compensation in fiscal 2016:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,581,055	6,975,639	8,200	2,695,963

5.	Advisory vote on the frequency of future advisory votes to approve the Company’s named executive officer compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
142,341,941	5,249	6,199,556	18,148	2,695,963

6.	Approval of the amendment and restatement of the 2012 Formula Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
147,787,213	771,207	6,474	2,695,963

(d) In accordance with the recommendation of the Board of Directors, the Company’s stockholders voted, on an advisory basis, in favor of holding future advisory votes to approve the Company’s named executive officer compensation every year. Based on the voting results, the Company will include an advisory stockholder vote to approve the Company’s named executive officer compensation in its proxy materials on an annual basis until the next required advisory vote on the frequency of stockholder votes to approve the Company’s named executive officer compensation, which will occur no later than the Company’s annual meeting of stockholders in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

Date: April 20, 2017	By:	/s/ STEPHEN K. COSS
Stephen K. Coss Senior Vice President and General Counsel